UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 22, 2012

Carbon 612 Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-53882	26-3674846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Commerce Drive Farmingdale, NY	11735-1206
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (631) 249-0024

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c) - On March 22, 2012, the Board of Directors of Carbon 612 Corporation’s (the “Company”) elected Ezra Green as acting CFO of the Company to fill the vacancy created by the resignation of Arthur Goldberg prior to Mr. Green’s election on the same date.  Mr. Green is the current Chairman of the Company and will maintain his current base annual salary and benefits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carbon 612 Corporation

Dated:  March 22, 2012

By:  /s/ Robert Dockweiler

Robert Dockweiler,

Chief Executive Officer

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